Exhibit 99.1

Corporate Headquarters – Chambersburg, PA Investor Presentation Third Quarter 2025 Highlights Franklin Financial Services Corporation F&M TRUST Stock Symbol: FRAF (Nasdaq)

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  GAAP versus non-GAAP Presentations – The Corporation supplements its traditional GAAP measurements with certain non-GAAP measurements to evaluate its performance and to eliminate the effect of intangible assets. By eliminating intangible assets, the Corporation believes it presents a measurement that is comparable to companies that have no intangible assets or to companies that have eliminated intangible assets in similar calculations. However, not all companies may use the same calculation method for each measurement. The Efficiency Ratio measures the cost to generate one dollar of revenue. The non-GAAP measurements are not intended to be used as a substitute for the related GAAP measurements and should not be read in isolation or relied upon as a substitute for GAAP measures. The following table shows the calculation of the non-GAAP measurements. F&M TRUST Franklin Financial Services Corporation 2

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a bank holding company headquartered in Franklin County, PA A $2.3 billion financial services corporation located in South-Central Pennsylvania and northern tier of Maryland Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 As of September 30, 2025, Franklin Financial reported $1.4 billion in trust and brokerage assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 3

Trade Area Expansion 23 Locations Serving South Central PA and Washington County MD Primary Trading Area Expended Trade Area Offering Wealth Management, Commercial Financing, and Residential Lending Servcies F&M TRUST Franklin Financial Services Corporation 4

Why Invest in Franklin Financial? An exceptionally strong deposit franchise A company with diversified revenue streams including fee income from a $1.4 billion assets under management wealth management team A company with solid credit quality A company that continues to deliver good earnings A company with a history of strong dividends A company that is focused on building shareholder value by growing and protecting tangible book value F&M TRUST Franklin Financial Services Corporation 5

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our employees, customers, communities, and shareholders. We strive to be a financial services leader in the markets we serve. Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability, and concern for our customers and the communities we serve. F&M TRUST Franklin Financial Services Corporation 6

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Craig W. Best President and Chief Executive Officer 42 2025 Peoples Security Bank & Trust, First Commonwealth Bank, Equitable Bank Mark R. Hollar Executive Vice President, Chief Financial Officer & Treasurer 37 1994 ValleyBank & Trust Charles B. Carroll, Jr. Executive Vice President, Chief Operating Officer 31 2023 S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass Lorie Heckman, CERP, CRCM Executive Vice President, Chief Risk Officer 39 1986 F&M Trust, Vice President of Compliance and Security Steven D. Butz Executive Vice President, Chief Commercial Services Officer 40 2013 PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank Louis J. Giustini Senior Vice President, Chief Retail Services Officer 37 2022 Hagerstown Trust, Columbia Bank, Fulton Bank F&M TRUST Franklin Financial Services Corporation 7

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 30 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 25 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE David M. Long Senior Vice President, Chief Technology Officer 18 2022 Howard Bank F&M TRUST Franklin Financial Services Corporation 8

Managed Growth SELECTED HIGHLIGHTS YTD GROWTH PERCENTAGE KEY STATISTICS Total Assets +4.5% $2.297 Billion as of 9/30/2025 $2.198 Billion as of 12/31/2024 Net Loans +11.8% $1.544 Billion as of 9/30/2025 $1.380 Billion as of 12/31/2024 Total Deposits +4.8% $1.903 Billion as of 9/30/2025 $1.816 Billion as of 12/31/2024 Assets Under Management +8.3% $1.418 Billion as of 9/30/2025 $1.309 Billion as of 12/31/2024 F&M TRUST Franklin Financial Services Corporation 9

Net Interest Income $41,961 $44,671 $51,586 $53,637 $57,514 $68,234 3.51% 3.06% 3.40% 4.70% 5.16% 5.31% 3.21% 2.88% 3.11% 3.31% 2.95% 3.20% 0.39% 0.24% 0.36% 1.75% 2.68% 2.56% 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2025 Net Interest Income Asst Yield Liability Cost Net Interest Margin 1Fully tax equivalent; 12/31/2020 through 12/31/2024 data is as of year end; 9/30/2025 is year-to-date; 2Annualized net interest income as of 9/30/2025 F&M TRUST Franklin Financial Services Corporation 10

Diversified Income Non-Interest Income1 25.83% 29.46% 22.54% 22.57% 23.28% 22.10% $3,658 $5,392 $3,024 $3,610 $4,116 $3,514 $1,844 $2,170 $1,868 $2,157 $2,279 $1,773 $1,977 $2,258 $2,527 $2,492 $2,448 $1,880 $1,536 $24,320 $770 $199 $565 $411 $6,040 $7,111 $7,152 $7,512 $8,538 $6,897 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2025 Wealth Management Fees Gain on Sales of Loans Deposit Service Fees Debit Card Income Other Non-Interest Income/Total Revenue 1Excludes net securities gains/losses; 12/31/2020 through 12/31/2024 data is as of year end; 9/30/2025 is year-to-date F&M TRUST Franklin Financial Services Corporation 11

Financial Updates Third Quarter Ended September 30, 2025 F&M TRUST Franklin Financial Services Corporation 12

Balance Sheet Highlights Dollars in Thousands (000’s) As of 9/30/2025 As of 12/31/2024 As of 12/31/2023 As of 12/31/2022 As of 12/31/2021 As of 12/31/2020 Total Assets $2,297,077 $2,197,841 $1,836,039 $1,699,579 $1,773,806 $1,535,038 Cash and Cash Equivalents $188,144 $203,613 $23,140 $64,899 $175,149 $57,146 Debt Securities AFS (Fair Value) $469,285 $508,604 $472,503 $486,836 $529,811 $396,940 Net Loans $1,543,515 $1,380,424 $1,240,933 $1,036,866 $983,746 $992,915 Deposits $1,902,895 $1,815,647 $1,537,978 $1,551,448 $1,584,359 $1,354,573 Shareholders’ Equity $166,343 $144,716 $132,136 $114,197 $157,065 $145,176 F&M TRUST Franklin Financial Services Corporation 13

Investment AFS Portfolio $36,330 $45,550 $45,657 $38,733 $31,079 $28,143 $8,453 $30,666 $65,950 $104,005 $149,170 $118,770 $72,241 $122,669 $105,278 $93,858 $138,742 $132,376 $20,288 $24,939 $24,239 $23,198 $24,224 $20,231 $247,054 $212,227 $155,455 $138,618 $133,592 $136,698 $12,574 $12,571 $93,760 $4,094 $90,257 ($61,497) $74,091 ($49,416) $31,797 ($45,449) $33,067 ($30,424) As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 9/30/2025 U.S. Treasury Municipal Corporate Agency MBS / CMO Non-Agency MBS / CMO Asset-Backed Unrealized (Loss) / Gain 1Included in reported fair values F&M TRUST Franklin Financial Services Corporation 14

Diversified Loan Portfolio Loan Outstanding $5,577 $6,406 $6,199 $6,815 $8,853 $9,542 $145,279 $140,669 $118,443 $115,018 $108,545 $103,724 $218,893 4.05% $225,084 3.86% $242,578 4.14% $303,749 5.16% $353,262 5.65% $419,395 5.83% $135,978 $103,874 $117,159 $127,636 $122,052 $126,561 $266,359 $257,782 $248,216 $300,256 $357,888 $372,424 $237,618 $67,736 $264,997 $69,900 $318,446 $70,609 $403,511 $97,811 $445,477 $107,167 $532,222 $109,663 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 9/30/2025 Non Owner-Occupied CRE Owner-Occupied CRE Commercial 1-4 Family State / Muni Loans Consumer Purchased Participations Loan Yields 1Purchased participations are included as part of the loans outstanding; 2Fully tax equivalent; 12/31/2020 through 12/31/2024 data is as of year end; 9/30/2025 is year-to-date F&M TRUST Franklin Financial Services Corporation 15

Largest Commercial Real Estate Concentrations 241.10% 234.40% 239.30% 290.70% 332.90% 357.59% $60,343 $49,160 $43,812 $62,439 $66,645 $92,421 $35,556 $30,938 $55,428 $68,478 $82,518 $89,250 $54,153 $50,105 $58,382 $57,137 $92,926 $93,630 $72,079 $75,839 $81,283 $80,670 $97,460 $103,039 $24,459 $69,723 $93,515 $120,180 $146,661 $174,591 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 9/30/2025 Apartment Units Hotel & Motel Office Shopping Center Land Development CRE / Risk-Based Capital *Primarily in South Central Pennsylvania F&M TRUST Franklin Financial Services Corporation 16

Credit Quality 0.87 0.65 0.74 0.44 0.01 0.36 0.01 0.42 0.02 0.57 0.68 0.60 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 9/30/2025 Nonperforming Loans / Gross Loans UBPR Peer Group 1Nonperforming loans = nonaccrual loans, loans 90 days past due; 2Peer group data as of 6/30/2025 for banks $1 to $3 billion in assets F&M TRUST Franklin Financial Services Corporation 17

Deposits by Category $76,165 $74,253 $57,390 $132,446 $315,905 $286,144 $409,178 $511,969 $496,532 $454,517 $417,870 $424,902 $610,170 $699,734 $698,295 $677,965 $791,526 $879,924 $259,060 11.10% $298,403 9.00% $299,231 8.50% $273,050 8.90% $290,346 15.40% $311,925 11.90% $8,677 $87,057 $87,057 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 9/30/2025 Non-Interest Bearing Checkinb MMA & Savings Interest Bearing Checking Time Time-Brokered Total Uninsured / Uncollatteralized F&M TRUST Franklin Financial Services Corporation 18

Cost of Deposits 0.28 0.12 0.23 1.23 1.86 1.91 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2025 Average cost year-to-date for all periods F&M TRUST Franklin Financial Services Corporation 19

Liquidity Available at September 30, 2025 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $723,389 $200,000 $523,389 Federal Reserve Bank Discount Window $132,935 $ – $132,935 Correspondent Banks $76,000 $ – $76,000 Total $932,324 $200,000 $732,324 Excess Cash $163,470 On-Balance Sheet Liquidity + Borrowing Capacity / Total Deposits 53.10% On-Balance Sheet Liquidity + Borrowing Capacity / Uninsured & Uncollateralized Deposits 446.22% F&M TRUST Franklin Financial Services Corporation 20

Wealth Management $836,382 $946,975 $904,323 $1,094,779 $1,169,290 $1,273,461 $112,624 $60,060 $118,046 $100,457 $116,398 $147,454 $135,423 $217,891 $139,872 $109,604 $144,902 $122,246 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2025 Brokerage Trust New Assets Under Management (YTD) F&M TRUST Franklin Financial Services Corporation 21

Income Statement Highlights Dollars in Thousands (000’s) Nine Months Ended 9/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Interest Income $85,333 $101,451 $76,762 $56,449 $47,573 $45,939 Interest Expense $34,297 $43,937 $23,125 $4,863 $2,902 $3,978 Provision for Credit Losses $2,611 $1,983 $2,724 $650 ($2,100) $4,625 Noninterest Income1 $14,475 $17,946 $15,970 $15,341 $19,361 $15,055 Noninterest Expense $44,114 $55,895 $50,011 $48,691 $43,245 $39,362 Net Income $15,183 $11,099 $13,598 $14,938 $19,616 $12,800 1Excludes net securities gains/losses in all periods F&M TRUST Franklin Financial Services Corporation 22

Key Performance Measures Percent (%) Nine Months Ended 9/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Return on Average Assets (ROAA) 0.90 0.54 0.78 0.83 1.17 0.91 Return on Average Equity (ROAE) 13.31 8.05 11.39 11.64 13.20 9.56 Efficiency Ratio1 66.62 73.36 70.75 71.21 66.12 67.32 Net Interest Margin 3.20 2.95 3.31 3.11 2.88 3.21 Non-Interest Income2 / Operating Revenue 22.10 23.28 22.57 22.54 29.46 25.83 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains in all periodsrr F&M TRUST Franklin Financial Services Corporation 23

Balance Sheet Strength Percent (%) As of 9/30/2025 As of 12/31/2024 As of 12/31/2023 As of 12/31/2022 As of 12/31/2021 As of 12/31/2020 Risk-Based Capital Ratio (Total) 12.86 13.85 14.45 17.21 18.41 17.69 Leverage Ratio (Tier 1) 7.90 7.92 9.01 8.95 8.52 8.69 Common Equity Ratio (Tier 1) 11.05 11.31 11.82 14.22 15.20 14.32 Tangible Common Equity Ratio 6.88 6.20 6.74 6.16 8.30 8.82 Tangible Common Equity Ratio excluding AOCI 8.00 7.82 8.98 9.16 8.33 8.61 Nonperforming Assets1 / Total Assets 0.47 0.01 0.01 0.01 0.42 0.57 Allowance for Credit Losses as a % of Loans 1.30 1.26 1.28 1.35 1.51 1.66 Allowance for Credit Losses to Nonaccrual Loans 190.70 NM2 NM3 NM4 NM5 192.89 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned; 2Not meaningful = 6,636.47%; 3Not meaningful = 10,919.73%; 4Not meaningful = 11,812.50%; 5Not meaningful = 204.04% F&M TRUST Franklin Financial Services Corporation 24

Market Statistics Per Share Measure / Market Valuation Nine Months Ended 9/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Diluted Earnings Per Share $3.39 $2.51 $3.10 $3.36 $4.42 $2.93 Cash Dividend Yield1 2.85% 4.28% 4.06% 3.55% 3.87% 4.44% Regular Cash Dividends Paid Per Share $0.98 $1.28 $1.28 $1.28 $1.25 $1.20 Dividend Payout Ratio 28.76% 50.72% 41.15% 37.88% 28.16% 40.83% Market Value Per Share $46.00 $29.90 $31.55 $36.10 $33.10 $27.03 Book Value Per Share $37.15 $32.69 $30.23 $26.01 $35.36 $33.07 Tangible Book Value Per Share2 $35.13 $30.65 $28.17 $23.96 $33.34 $31.02 Market Cap ($M) $205.99 $132.37 $137.91 $158.48 $147.00 $118.63 Price / Book Value (%) 123.83% 91.47% 104.37% 138.79% 93.61% 81.74% Price / Tangible Book Value (%) 130.93% 97.54% 112.01% 150.67% 99.29% 87.13% Price / Earnings Multiple 9.66 11.91 10.18 10.74 7.49 9.23 1Year-to-date annualized; 2See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 25

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 26

Appendix F&M TRUST Franklin Financial Services Corporation 27

GAAP / Non-GAAP Reconciliation Tangible Book Value (Per Share) (Non-GAAP) Dollars in Thousands (000’s), Except Per Share As of 9/30/2025 As of 12/31/2024 As of 12/31/2023 As of 12/31/2022 As of 12/31/2021 As of 12/31/2020 Shareholders’ Equity $ 166,343 $ 144,716 $ 132,136 $ 114,197 $ 157,065 $ 145,176 Less Intangible Assets 9,016 9,016 9,016 9,016 9,016 9,016 Tangible Shareholders’ Equity (Non-GAAP) 157,327 135,700 123,120 105,181 148,049 136,160 Less AOCI (25,806) (35,508) (40,940) (51,287) (547) 3,190 Tangible Shareholders’ Equity Excluding AOCI (Non-GAAP) 183,133 171,208 164,060 156,468 148,596 132,970 Total Assets 2,297,077 2,197,841 1,836,039 1,699,579 1,773,806 1,535,038 Less Intangible Assets 9,016 9,016 9,016 9,016 9,016 9,016 Total Tangible Assets (Non-GAAP) $ 2,288,061 $ 2,188,825 $ 1,827,023 $ 1,690,563 $ 1,764,790 $ 1,526,022 Tangible Common Equity Ratio (Non-GAAP) 6.88% 6.20% 6.74% 6.22% 8.39% 8.92% Tangible Common Equity Ratio Excluding AOCI (Non-GAAP) 8.00% 7.82% 8.98% 9.26% 8.42% 8.71% Shares Outstanding (In Thousands) 4,478 4,427 4,371 4,390 4,441 4,389 Tangible Book Value Per Share (Non-GAAP) $ 35.13 $ 30.65 $ 28.17 $ 23.96 $ 33.34 $ 31.02 F&M TRUST Franklin Financial Services Corporation 28

GAAP / Non-GAAP Reconciliation Net Income Excluding Securities Losses / Gains (non-GAAP) Dollars in Thousands (000’s) Nine Months Ended 9/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Securities (Losses) / Gains as Reported $ - $ (4,267) $ (1,119) $ (91) $ 127 $ 29 Securities (Losses) / Gains as Reported, Net of Tax Benefit (Non-GAAP) - (3,371) (884) (72) 100 23 Noninterest Income as Reported 14,475 13,679 14,851 15,250 19,488 15,084 Plus Securities (Losses) / Gains - 4,267 1,119 91 (127) (29) Noninterest Income Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP) 14,475 17,946 15,970 15,341 19,361 15,055 Net Income as Reported 15,183 11,099 13,598 14,938 19,616 12,800 Plus Securities (Losses) / Gains, Net of Tax Benefit - 3,371 884 72 (100) (23) Net Income Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP) $ 15,183 $ 14,470 $ 14,482 $ 15,010 $ 19,516 $ 12,777 Return on Average Assets as Reported (ROAA) 0.90% 0.54% 0.78% 0.83% 1.17% 0.91% ROAA Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP) 0.90% 0.70% 0.83% 0.84% 1.17% 0.90% Return on Average Equity as Reported (ROAE) 13.31% 8.05% 11.39% 11.64% 13.20% 9.56% ROAE Excluding Securities (Losses) / Gains, Net of Tax Benefit (Non-GAAP) 13.31% 10.50% 12.13% 11.70% 13.13% 9.54% F&M TRUST Franklin Financial Services Corporation 29

GAAP / Non-GAAP Reconciliation Efficiency Ratio Dollars in Thousands (000’s) Nine Months Ended 9/30/2025 Year End 12/31/2024 Year End 12/31/2023 Year End 12/31/2022 Year End 12/31/2021 Year End 12/31/2020 Noninterest Expense $ 44,114 $ 55,895 $ 50,011 $ 48,691 $ 43,245 $ 39,362 Net Interest Income 51,036 57,514 53,637 51,586 44,671 41,961 Plus Tax Equivalent Adjustment to Net Interest Income 704 938 1,094 1,381 1,466 1,407 Plus Noninterest Income, Net of Securities Transactions1 14,482 17,737 15,954 15,410 19,271 15,104 Total Revenue $ 66,222 $ 76,189 $ 70,685 $ 68,377 $ 65,408 $ 58,472 Efficiency Ratio (Non-GAAP) 66.62% 73.36% 70.75% 71.21% 66.12% 67.32% 1Excludes net gains / (losses) on sales of debt securities F&M TRUST Franklin Financial Services Corporation 30